SCHRODER CAPITAL FUNDS (DELAWARE)
                                   PROSPECTUS

             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
                                 ADVISOR SHARES

                                  March 1, 1999

This prospectus describes Schroder Emerging Markets Fund Institutional Portfolio, a series of shares of Schroder Capital Funds (Delaware). The Fund seeks long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. The Trust offers Advisor Shares of the Fund in this Prospectus.

     THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING SUBSTANTIALLY ALL OF ITS INVESTABLE ASSETS IN SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (THE "PORTFOLIO"), A SEPARATELY MANAGED, NON-DIVERSIFIED PORTFOLIO OF SCHRODER CAPITAL FUNDS THAT HAS THE SAME INVESTMENT OBJECTIVE AS, AND INVESTMENT POLICIES THAT ARE SUBSTANTIALLY SIMILAR TO THOSE OF, THE FUND.

Schroder Capital Management International Inc. ("Schroder") manages the Fund. You can call (800) 730-2932 to find out more about the Fund and other funds in the Schroder family.

This Prospectus explains what you should know about the Fund before you invest. Please read it carefully.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SUMMARY INFORMATION............................................................3

FEES AND EXPENSES..............................................................7

OTHER INVESTMENT STRATEGIES AND RISKS..........................................8

MANAGEMENT OF THE FUND........................................................12

HOW THE FUND'S SHARES ARE PRICED..............................................14

HOW TO BUY SHARES.............................................................14

HOW TO SELL SHARES............................................................17

ADDITIONAL INFORMATION ABOUT ADVISOR SHARES...................................19

EXCHANGES.....................................................................19

DIVIDENDS AND DISTRIBUTIONS...................................................20

TAXES.........................................................................20

YEAR 2000 DISCLOSURE..........................................................21

FINANCIAL HIGHLIGHTS..........................................................21

                               SUMMARY INFORMATION

This summary identifies the investment objective, principal investment strategies, and principal risks of Schroder Emerging Markets Fund Institutional Portfolio. The Trust offers Investor Shares of the Fund, which have lower fees and expenses, in a separate prospectus. The Fund's investment objective may not be changed without shareholder approval. The investment policies of the Fund may, unless otherwise specifically stated, be changed by the Board of Trustees of Schroder Capital Funds (Delaware) without a vote of the shareholders.

IN REVIEWING THE FUND'S INVESTMENT OBJECTIVE AND POLICIES BELOW, YOU SHOULD ASSUME THAT THE INVESTMENT OBJECTIVE AND POLICIES OF THE PORTFOLIO ARE THE SAME IN ALL MATERIAL RESPECTS AS THOSE OF THE FUND. SCHRODER IS THE INVESTMENT ADVISER TO THE FUND AND TO THE PORTFOLIO.

After the narrative describing the Fund is a chart showing how the investment returns of the Fund's Advisor Shares have varied from year to year. The chart shows returns for each full calendar year since the Fund has had Advisor Shares outstanding. The table following the chart shows how the Fund's average annual returns for the last year and since inception of the Advisor Shares compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of its returns and comparing the Fund's performance to a broad measure of market performance. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE. It is possible to lose money on an investment in the Fund.

For a discussion of recent market and portfolio developments affecting the Fund's performance, see the Fund's most recent financial reports. You can call the Trust at (800) 290-9826 to request a free copy of the financial reports.

SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

         o INVESTMENT OBJECTIVS. To seek long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe.

         o PRINCIPAL INVESTMENTS. The Fund normally invests at least 65% of its total assets in securities of companies determined by Schroder to be "emerging market" issuers. The Fund may invest the remaining 35% of its total assets in securities of issuers located anywhere in the world. The Fund may invest in equity or debt securities of any kind. The Fund is non-diversified.

         o INVESTMENT STRATEGIES. The Fund invests primarily in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Southeast Asia, Latin America, Eastern and Southern Europe, and Africa. "Emerging market" countries are countries not included at the time of investment in the Morgan Stanley International World Index of major world economies. Economies currently in the Index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Schroder may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the

Fund's investments. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country.

The Fund invests in issuers and countries that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. In addition, Schroder takes into account the risk of local political and/or economic instability and the liquidity of local markets. Securities generally are sold when they reach fair valuation or when significantly more attractive investment candidates become available.

         The Fund also may do the following:

                   0 Invest in securities of closed-end investment companies that invest primarily in foreign securities, including securities of emerging market issuers.

                   0 Invest up to 35% of its assets in debt securities, including lower-quality, high-yielding debt securities (commonly known as "junk bonds"), which entail certain risks.

         PRINCIPAL RISKS.

                   0 EMERGING MARKETS. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies and securities markets.

                   0 FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

                   0 SMALL COMPANIES. The Fund invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

                   0 GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

                   0 NON-DIVERSIFIED MUTUAL FUND. The Fund is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

                   0 EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

                   0 DEBT SECURITIES. The Fund invests in debt securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).

                   0 JUNK BONDS. Securities rated below investment grade ("junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.
                           If this were to occur, the values of securities held by the Fund may become more volatile. The bar chart and table below provide some indication of the risks of investing in the Fund by showing the variability of its returns and comparing the Fund's performance to a broad measure of market performance.

EDGAR REPRESENTATION OF GRAPH/CHART

YEAR                RETURN
----                ------
1997                -5.41%
1997               -25.46%


During the periods shown above, the highest quarterly return was 16.59% for the quarter ended December 31, 1998, and the lowest was -22.09% for the quarter ended September 30, 1998.

---------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS        LAST ONE YEAR     SINCE INCEPTION OF
ENDING DECEMBER 31, 1998)                                          ADVISOR SHARES
                                                                   (11/21/96)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

Schroder Emerging Markets Fund Institutional     -25.46%           -14.01%
Portfolio
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

*Morgan Stanley Capital International Emerging   -25.33%           -17.88%
Markets Free Index
---------------------------------------------------------------------------------------

* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, Latin America, and the Pacific Basin. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

FEES AND EXPENSES

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU INVEST IN ADVISOR SHARES OF THE FUND. THE FUND'S ANNUAL FUND OPERATING EXPENSES INCLUDE THE FUND'S PRO RATA PORTION OF ALL OPERATING EXPENSES OF THE PORTFOLIO.

SHAREHOLDER FEES (paid directly from your investment):

         Maximum Sales Load Imposed on Purchases                            None
         Maximum Deferred Sales Load                                        None
         Maximum Sales Load Imposed on Reinvested Dividends                 None
         Purchase Charge (based on amount invested)(1)                     0.50%
         Redemption Charge (as a percentage of the net asset value
         of shares redeemed) (1)                                           0.50%
         Exchange Fee                                                       None

--------------------------
(1) The Purchase and Redemption Charges are collected by the Fund and paid to the Portfolio to compensate the other investors in the Portfolio for expenses incurred in connection with purchases and sales of portfolio securities.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

Management Fees                                                        1.10%
Distribution (12b-1) Fees(2)                                           0%
Other Expenses (includes a 0.25%                                       0.87%
    shareholder servicing fee)
Total Annual Fund Operating Expenses                                   1.97%
Fee Waiver and/or Expense Limitations(3)                               0.36%
Net Expenses(3)                                                        1.61%

--------------------------

(2) The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to its Advisor Shares. Although the Trustees have not currently authorized payments under the Distribution Plan, payments by the Fund under its Shareholder Service Plan, which will not exceed the annual rate of 0.25% of the Fund's average daily net assets, will be deemed to have been made pursuant to the Distribution Plan to the extent such payments may be considered to be primarily intended to result in the sale of the Fund's Advisor Shares.

(3) The Net Expenses shown above reflect the effect of contractually imposed expense limitations and/or fee waivers in effect through October 31, 1999 on Total Annual Fund Operating Expenses of the Fund, as well as a contractually imposed limitation on the Portfolio's expenses through October 31, 1999.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Advisor Shares of the Fund for the time periods indicated and either retain all of your shares or redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's Total Annual Operating Expenses remain the same as those set forth above (absent the noted Fee Waiver and/or Expense Limitation).. Your actual costs may be higher or lower. Based on these assumptions your costs would be:

                                       1 Year          3 Years          5 Years         10 Years
                                       ------          -------          -------         --------

Assuming no redemption                 $249            $664             $1,105          $2,330

Assuming full redemption               $300            $718             $1,163          $2,397
at end of period

--------------
* Assuming that the Fund's operating expenses remain the same as Net Expenses set forth above, based on the other assumptions described above, your costs would be as follows for 1 year, 3 years, 5 years, and 10 years, respectively:
$213,  $557,  $924, and $1,956 (assuming no redemption) or $265, $612, $983, and
$2025 (assuming full redemption at end of period).

                      OTHER INVESTMENT STRATEGIES AND RISKS

         The Fund may not achieve its objective in all circumstances. The following provides more detail about the Fund's principal risks and the circumstances which could adversely affect the value of the Fund's shares or its total return. You could lose money by investing.

RISKS OF INVESTING IN THE FUND

         o EMERGING MARKETS. The Fund intends to invest a substantial portion of its assets in securities of issuers in emerging market countries. An issuer will be considered to be an emerging market issuer if Schroder determines that: (1) it is organized under the laws of an emerging market country; (2) its primary securities trading market is in an emerging market country; (3) at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries; or (4) at least 50% of its assets are situated in emerging market countries.

         The prices of securities of issuers in emerging market countries are subject to greater volatility than those of issuers in more developed countries. Investments in emerging market countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Fund may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in emerging market countries and not on any exchange, which may affect the liquidity of the investment and expose the Fund to the credit risk of its counterparties in trading those investments. Emerging market countries may experience extremely high rates of inflation, which may adversely affect those countries' economies and securities markets.

          o  INVESTMENT  IN  ASIA.   Certain  Asian  markets  have   experienced
devaluation and/or significant volatility during the past several years. Schroder cannot predict whether, when and to what extent the Asian markets will recover. To the extent that the Fund focuses its investments in any Asian countries, the Fund will be susceptible to adverse political, economic and market developments in those countries.

          o FOREIGN SECURITIES. Except as otherwise noted in this Prospectus, there is no limit on the amount of the Fund's assets that may be invested in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

         In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities , the Fund may have limited recourse available to it. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

         If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. In addition, although at times most of the Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. The Fund may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

         Special tax considerations apply to foreign securities. In determining whether to invest in debt securities of foreign issuers, Schroder considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its income available for distribution to shareholders. In certain circumstances, the Fund may be able to pass through to shareholders credits for foreign taxes paid.

     o DEBT SECURITIES. The Fund may invest in debt securities, which are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest. Additionally, the Fund may invest in junk bonds, which are lower-quality, high-yielding debt securities rated below Baa or BBB by Moody's Investors Service Inc. or Standard & Poor's Rating Group (or, if they are unrated, which Schroder believes to be of comparable quality). See the Statement of Additional Information for further descriptions of Securities ratings assigned by Moody's and Standard & Poor's. Lower-rated debt securities are predominantly speculative and tend to be more susceptible than other debt securities to adverse changes in the financial condition of the issuer, general economic conditions, or an unanticipated rise in interest rates, which may affect an issuer's ability to pay interest and principal. This would likely make the values of the securities held by the Fund more volatile and could limit the Fund's ability to liquidate its securities. Changes by recognized rating services in their ratings of any fixed-income security and in the perceived ability of an issuer to make payments of interest and principal also may affect the value of these investments.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

OTHER INVESTMENT STRATEGIES AND TECHNIQUES

         In addition to the principal investment strategies described in the Summary Information section above, the Fund may at times use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.


         o FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar value of Fund assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic and financial conditions, which may be difficult to predict. The Fund may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.

         In particular, the Fund may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

         From time to time, the Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). The Fund may also engage in "proxy" hedging, whereby the Fund would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroder believes correlates to the value of the first currency.

         Schroder may buy or sell currencies in "spot" or forward transactions. "Spot" transactions are executed contemporaneously on a cash basis at the then-prevailing market rate.A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.

         The Fund incurs foreign exchange expenses in converting assets from one currency to another. Although there is no limit on the amount of the Fund's assets that may be invested in foreign currency exchange and foreign currency forward contracts, the Fund may enter into such transactions only to the extent necessary to effect the hedging transactions described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time.

         O SECURITIES LOANS, REPURCHASE AGREEMENTS, AND FORWARD COMMITMENTS. The Fund may lend portfolio securities to broker-dealers up to one-third of the Fund's total assets. The Fund may also enter into repurchase agreements without limit. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. The Fund may also enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

         o INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by Schroder or its affiliates or by unaffiliated parties. When investing in another investment company, the Fund may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.

         o DERIVATIVE INVESTMENTS. Instead of investing directly in the types of portfolio securities described in the Summary Information, the Fund may buy or sell a variety of "derivative" investments to gain exposure to particular securities or markets, in connection with hedging transactions, and, to increase total return. These may include options, futures, and indices, for example. Derivatives involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Also, derivatives often involve the risk that the other party to the transaction will be unable to meet its obligations or that the Fund will be unable to close out the position at any particular time or at an acceptable price.

         O ZERO-COUPON BONDS. The Fund may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, as a result, may involve greater credit risks than bonds that pay interest currently.

         o PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund, on which shareholders pay tax.

         o TEMPORARY DEFENSIVE STRATEGIES. At times, Schroder may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

         OTHER INVESTMENTS. The Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Fund.

                             MANAGEMENT OF THE FUND

         The Trust is governed by a Board of Trustees which has retained Schroder to manage the investments of the Fund. Subject to the control of the Trustees, Schroder also manages the Fund's other affairs and business. Schroder has served as investment adviser to the Fund since inception.

         Schroder Emerging Markets Fund Institutional Portfolio, the Portfolio in which the Fund invests, is managed under the direction of a board of trustees of Schroder Capital Funds. Schroder has served as investment adviser to the Portfolio since inception.

         Schroder has been an investment manager since 1962, and currently serves as investment adviser to the Fund, the Portfolio, and a broad range of institutional investors. As of December 31, 1998, Schroder, together with its United Kingdom affiliate, Schroder Capital Management International Limited, had approximately $27.1 billion in assets under management. Schroder's address is 787 Seventh Avenue, New York, New York 10019, and its telephone number is
(212) 641-3900.

         o INVESTMENT ADVISORY FEES PAID BY THE PORTFOLIO. For the fiscal year ended October 31, 1998 the Portfolio paid investment advisory fees to Schroder at the annual rate of 0.718% (based on the average net assets of the Portfolio). Schroder is contractually obligated to waive 0.15% of the advisory fees payable by the Portfolio until October 31, 1999. The Fund, because of its investment in the Portfolio, bears a proportionate part of the investment advisory fees (and other expenses) paid by the Portfolio (based on the percentage of the Portfolio's assets attributable to the Fund).

         The Fund has entered into an investment advisory agreement with Schroder pursuant to which Schroder would manage the Fund's assets directly in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. Schroder will not receive any fees under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company.

         o EXPENSE LIMITATIONS AND WAIVERS. In order to limit the Fund's expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 1999 to the extent that the Fund's total operating expenses attributable to its Advisor Shares exceed the annual rate of 1.70 %, but in no event will the Fund's Net Expenses of Advisor Shares be more than 0.25% higher than the Net Expenses of the Fund's Investor Shares.

         o PORTFOLIO MANAGERS. Schroder's investment decisions for the Fund and the Portfolio are generally made by an investment manager or an investment team, with the assistance of an investment committee. The following portfolio managers have had primary responsibility for making investment decisions for the Portfolio or the Fund, as the case may be, since the years shown below. Their recent professional experience is also shown.


Portfolio Manager               Since                         Recent Professional
-----------------               -----                         Experience
                                                              ------------------
John Troiano                    Inception (1995)              Employed as an investment
                                                              professional at Schroder
                                                              since 1986.  Mr. Troiano is
                                                              the Chief Executive and
                                                              director of Schroder, and a
                                                              Vice President of the Trust
                                                              and of Schroder Capital
                                                              Funds.

Heather Crighton                Inception (1995)              Employed as an investment
                                                              professional at Schroder
                                                              since 1993.  Ms. Crighton
                                                              is a director and a First
                                                              Vice President of Schroder.


Mark Bridgeman                  Inception (1995)              Employed as an investment
                                                              professional at Schroder
                                                              since 1990.  Mr. Bridgeman
                                                              is a First Vice President
                                                              of Schroder.

HOW THE FUND'S SHARES ARE PRICED

     The Fund calculates the net asset value of its Advisor Shares by dividing the total value of its assets attributable to its Advisor Shares, less its liabilities attributable to those shares, by the number of Advisor Shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m.) each day the Exchange is open. The Trust expects that days, other than weekend days, that the Exchange will not be open are New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund values its portfolio securities for which market quotations are readily available at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair values as determined in accordance with procedures adopted by the Board of Trustees. All assets and liabilities of the Fund denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund's shares is calculated. Because certain of the securities in which the Fund may invest may trade on days when the Fund does not price its Advisor Shares, the net asset value of the Fund's Advisor Shares may change on days when shareholders will not be able to purchase or redeem their Advisor Shares. The net asset value of the Fund's Advisor Shares will generally differ from that of its Investor Shares, due to the variance in daily net income realized by and dividends paid on each class of shares, and differences in the expenses of Advisor Shares and Investor Shares.

                                HOW TO BUY SHARES

         You may purchase Advisor Shares of the Fund directly from the Trust or through a service organization such as a bank, trust company, broker-dealer, or other financial organization (a Service Organization) having an arrangement with Schroder Fund Advisors Inc., the distributor of the Trust's shares. If you do not have a Service Organization, Schroder Fund Advisors Inc. can provide you with a list of available firms. Your Service Organization is responsible for forwarding all of the necessary documentation to the Trust, and may charge for its services.

         Advisor Shares of the Fund are sold at their net asset value next determined after the Trust receives your order, plus a purchase charge of 0.50% of the amount invested. The purchase charge, which is not a sales charge, is assessed by the Fund and paid to the Portfolio to compensate other investors in the Portfolio for expenses incurred in purchasing securities due to an investment in the Fund. The purchase charge is not assessed on the reinvestment of dividends or distributions or on purchases through an in-kind subscription. In order for you to receive the Fund's next determined net asset value, the Trust must receive your order before the close of regular trading on the New York Stock Exchange.

         If the shares you purchase will be held in your own name (rather than in the name of your Service Organization), your payment for the shares must be accompanied by a completed Account Application in proper form. The Trust or Forum Shareholder Services, LLC, the Trust's Transfer Agent, may request additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians. You may obtain an Account Application from the Transfer Agent, P.O. Box 446, Portland, Maine 04112, or by calling
(800) 344-8332. You also may obtain an Account Application from your Service Organization.

INVESTMENT MINIMUMS

         The minimum investment for initial and additional purchases for the Fund is as follows:

--------------------------------------------------------------------------------
                                               Initial           Additional
                                              Investment        Investments
--------------------------------------------------------------------------------
              Regular Accounts                 $250,000          No minimum
--------------------------------------------------------------------------------
              Traditional IRAs                  $2,000              $250
--------------------------------------------------------------------------------

The Trust is authorized to reject any purchase order.

PURCHASES BY CHECK

         You may purchase shares of the Fund by mailing a check (in U.S. dollars) payable to the Fund. Third-party checks will not be accepted.

         For initial purchases, your check must be accompanied by a completed Account Application in proper form. The Trust may request additional documentation to evidence the authority of the person or entity making the purchase request.

         You should mail your check and your completed Account Application to:

                  Schroder  Emerging  Markets   Fund   Institutional   Portfolio
                     -- Advisor Shares
                  P.O. Box 446
                  Portland, Maine  04112

Your payments should clearly indicate the shareholder's name and account number, if applicable.

PURCHASES BY BANK WIRE/TELEPHONE

         If you make your initial investment by wire, your order must be preceded by a completed Account Application. Upon receipt of the Application, the Trust will assign you an account number and your account will become active. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value determined as of that day.
Wire orders received after that time will be processed at the net asset value next determined thereafter.

         Once you have an account number, you may purchase Advisor Shares through your Service Organization or by telephoning the Transfer Agent at (800) 344-8332 to give notice that you will be sending funds by wire, and then arranging with your bank to wire funds to the Trust. Your purchase will not be processed until the Trust has received the wired funds.

         Federal Reserve Bank wire instructions are as follows:

                   The Chase Manhattan Bank
                   New York, NY
                   ABA No.: 021000021
                   For Credit To: Forum Shareholder Services, LLC
                   Account. No.: 910-2-718187
                   Ref.: Schroder Emerging Markets Fund Institutional  Portfolio
                      -- Advisor Shares
                   Account of: (shareholder name)
                   Account No.: (shareholder account number)

         The wire order must specify the name of the Fund, the shares' class (I.E., Advisor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order.

         In an effort to prevent unauthorized or fraudulent purchase or redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but either or both may be liable if they do not follow these procedures.

OTHER PURCHASE INFORMATION

         Advisor Shares of the Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroder will consider, among other things, whether they are liquid securities of a type consistent with the investment objectives and policies of the Fund and have a readily ascertainable value.) If the Fund receives securities from an investor in exchange for shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis). Any gain on the sale of those securities would be subject to distribution as capital gain to all of the Fund's shareholders. Schroder reserves the right to reject any particular investment. Securities accepted by Schroder will be valued in the same manner as are the Trust's portfolio securities as of the time of the next determination of the Fund's net asset value. All dividend, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor. Investors may realize a gain or loss upon the exchange for federal income tax purposes. Investors interested in purchases through exchange should telephone Schroder at (800) 344-8332.

                               HOW TO SELL SHARES

         You may sell your Advisor Shares back to the Fund on any day the New York Stock Exchange is open, either through your Service Organization or directly to the Fund. If your shares are held in the name of a Service Organization, you may only sell the shares through that Service Organization. The Service Organization may charge you for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction or stock power form to the Trust, or by calling the Transfer Agent at (800) 344-8332.

         The price you will receive is the net asset value next determined after receipt of your redemption request in good order, plus a redemption charge of 0.50% of the amount redeemed. The redemption charge, which is not a sales charge, is assessed by the Fund and paid to the Portfolio to compensate the other investors in the Portfolio for expenses incurred in connection with sales of portfolio securities. The redemption charge is not assessed on shares acquired through the reinvestment of dividends or distributions or on redemptions in kind. For purposes of computing the redemption charge, redemptions by a shareholder are deemed to be made in the following order: (i) from Advisor Shares purchased through the reinvestment of dividends and distributions (with respect to which no redemption charge is applied) and (ii) from Advisor Shares for which the redemption charge is applicable, on a first purchased, first redeemed basis.

         A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed exactly in accordance with the registration form. If you hold your Advisor Shares in certificate form, you must submit the certificates and sign the assignment form on the back of the certificates. Signatures must be guaranteed by a bank, broker-dealer, or certain other financial institutions. You may redeem your Advisor Shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Shares for which certificates have been issued may not be redeemed by telephone. The Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners.

         If you redeem shares through your Service Organization, your Service Organization is responsible for ensuring that the Transfer Agent receives your redemption request in proper form and at the appropriate time.

         The Trust will pay you for your redemptions as promptly as possible and normally within seven days after the request for redemption is received in writing in good order. (The Trust generally sends payment for shares the business day after a request is received.) Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you purchase the Advisor Shares by check, you will not be sent redemption proceeds until the check you used to pay for the Advisor Shares has cleared, which may take up to 15 calendar days from the purchase date.

         If, because of your redemptions, your account balance falls below a minimum amount set by the Trustees (presently $100,000) of the Fund, the Trust may choose to redeem your shares in the Fund and pay you for them. You will receive at least 30 days written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of the Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

         The Trust may suspend the right of  redemption  during any period when:
(1) trading on the New York Stock Exchange is restricted or the Exchange is closed; (2) the Securities and Exchange Commission has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

         If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details at (800) 344-8332. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption.

WIRE TRANSFERS

         If your Service Organization receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your Service Organization; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your Service Organization's or your own complete wiring instructions.

                   ADDITIONAL INFORMATION ABOUT ADVISOR SHARES

         o SHAREHOLDER SERVICING PLAN. The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") for the Advisor Shares of the Fund. Under the Service Plan, the Fund pays fees to Schroder Fund Advisors Inc. at an annual rate of up to 0.25% of the average daily net assets of the Fund represented by Advisor Shares. Schroder Fund Advisors Inc. may enter into shareholder service agreements with Service Organizations pursuant to which the Service Organizations provide administrative support services to their customers who are Fund shareholders. In return for providing these support services, a Service Organization may receive payments from Schroder Fund Advisors Inc. at a rate not exceeding 0.25% of the average daily net assets of the Advisor Shares of each Fund for which the Service Organization is the Service Organization of record. Some Service Organizations may impose additional conditions or fees. For instance a Service Organization may require its clients to invest more than the minimum amounts required by the Trust for initial or subsequent investments or may charge a direct fee for its services. These fees would be in addition to any amounts which you pay as a shareholder of the Fund or amounts which might be paid to the Service Organization by Schroder Fund Advisors Inc. Please contact your Service Organization for details.

         o DISTRIBUTION PLANS. The Fund has adopted a Distribution Plan which allows the Fund to pay distribution fees for the sale and distribution of its Advisor Shares. Under the Plan, the Fund may pay Schroder Fund Advisors Inc. compensation in an amount limited in any fiscal year to the annual rate of 0.50% of the Fund's average daily net assets attributable to its Advisor Shares. The Trustees have not currently authorized payments under the Distribution Plan, although payments by the Fund under the

Shareholder Service Plan, which will not exceed the annual rate of 0.25% of the Fund's average daily net assets, will be deemed to have been made pursuant to the Distribution Plan to the extent such payments may be considered to be primarily intended to result in the sale of the Fund's Advisor Shares. To the extent that payments are made in the future under the Plan, they would be paid out of the Fund's assets attributable to its Advisor Shares on an ongoing basis, would increase the cost of your investment, and may cost you more than paying other types of sales charges imposed by other funds.

         Payments under the Fund's Shareholder Servicing Plan for Advisor Shares will be considered to have been made pursuant to the Fund's Distribution Plan, to the extent such payments may be deemed to be primarily intended to result in the sale of the Fund's Advisor Shares.

                                    EXCHANGES

         You can exchange your Advisor Shares of the Fund for Advisor Shares of any other fund in the Schroder family of funds at any time at their respective net asset values. To exchange shares, please call (800) 344-8332.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund distributes any net investment income and any net realized capital gain at least annually. Distributions from net capital gain are made after applying any available capital loss carryovers.

         YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

0        Reinvest all distributions in additional Advisor Shares of the Fund;

0        Receive  distributions  from  net  investment  income   in  cash  while
         reinvesting capital gains distributions in additional Advisor Shares of the Fund;

0 Receive distributions from net investment income in additional Advisor Shares of the Fund while receiving capital gain distributions in cash; or

0        Receive all distributions in cash.

         You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by the Fund will be reinvested in Advisor Shares of the Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

                                      TAXES

         o TAXES ON DIVIDENDS AND DISTRIBUTIONs. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before you invested (and thus were included in the price you paid for your shares). Distributions of gains from investments that the Fund owned for more than 12 months will be taxable as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Fund.

         o TAXES WHEN YOU SELL OR EXCHANGE YOUR SHARES. Any gain resulting from the sale or exchange of your shares in the Fund will also generally be subject to federal income or capital gains tax, depending on your holding period.

         o TAX TREATMENT OF PORTFOLIO. The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to a Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends, gains or losses have been distributed by the Portfolio. The Portfolio intends to conduct its operations so that the Fund, if it invests all of its assets in the Portfolio, may qualify as a regulated investment company.

         o CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain federal tax consequences of investing in the Fund. You should consult your tax advisor for more information on your own tax situation, including possible state and local taxes.


                              YEAR 2000 DISCLOSURE

         The Fund receives services from its investment adviser, administrator, subadministrator, distributor, transfer agent, custodian and other providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the Year 2000 from the Year 1900. Schroder is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund from this problem. In addition, there can be no assurance that the Year 2000 problem will not have an adverse impact on companies and other issuers in which the Fund invests or on the securities markets generally, which may reduce the value of the Fund's portfolio investments.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund's Advisor shares were first offered. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in Advisor Shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders. The annual report is available upon request.

Schroder Emerging Markets Fund Institutional Portfolio Fund - Advisor Shares
----------------------------------------------------------------------------

                                                                          For the Year Ended           For the Period Ended
                                                                               October 31,                  October 31,
                                                                                   1998                       1997(1)
                                                                         -------------------------            ------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $11.11                    $11.28

INVESTMENT OPERATIONS:
  Net Investment Income (Loss)(2)                                                    0.08                      0.03
  Net Realized and Unrealized Gain (Loss) on Investments                            (3.39)                    (0.19)

Total from Investment Operations                                                    (3.31)                    (0.16)

Distributions from Net Investment Income                                            (0.01)                    (0.01)

NET ASSET VALUE, END OF PERIOD                                                      $7.79                    $11.11
                                                                                    =====                    ======
  Total Return(3)(4)                                                               (29.81)%                   (1.42)%
Ratios/Supplementary Data
NET ASSETS, END OF PERIOD (IN THOUSANDS)                                       $20,472                   $25,280
Ratios to Average Net Assets:
  Expenses After Expense Limitations(2)                                              1.61%                     1.66%(5)
  Expenses Before Expense Limitations(2)                                             1.97%                     2.03%(5)
  Net Investment Income (Loss) After Expense Limitations(2)                          0.82%                     0.27%(5)
  Portfolio Turnover Rate(6)                                                        67%                    43%

(1) Advisor Class shares were first issued on November 21, 1996. (2) Includes the Fund's proportionate share of income and expenses of the Portfolio. (3) Total return calculations do not include the purchase or redemption fee of 0.50%, respectively. (4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)      Annualized.
(6) Rate represents the turnover of the Portfolio.

================================================================================
================================================================================




               FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
   PLEASE CALL FOR COMPLETE INFORMATION AND TO OBTAIN THE RELEVANT PROSPECTUS.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

         SCHRODER CAPITAL FUNDS (DELAWARE)  (800) 730-2932    SCHRODER SERIES TRUST (800) 464-3108
         SCHRODER INTERNATIONAL FUND                          SCHRODER LARGE CAPITALIZATION EQUITY FUND
         SCHRODER EMERGING MARKETS FUND                       SCHRODER SMALL CAPITALIZATION VALUE FUND
         SCHRODER INNTERNATIONAL SMALLER COMPANIES FUND       SCHRODER MIDCAP VALUE FUND
         SCHRODER INTERNATIONAL BOND FUND                     SCHRODER INVESTMENT GRADE INCOME FUND
         SCHRODER U.S. DIVERSIFIED GROWTH FUND                SCHRODER SHORT-TERM INVESTMENT FUND
         SCHRODER U.S. SMALLER COMPANIES FUND

                     SCHRODER SERIES TRUST II (800) 464-3108
                             SCHRODER ALL-ASIA FUND
================================================================================
================================================================================

[Back Cover]                                                              [Logo]
                        SCHRODER CAPITAL FUNDS (DELAWARE)

             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund's annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may get free copies of these materials, request other information about the Trust and the Fund, or make shareholder inquiries by calling (800) 290-9826.

You may review and copy information about the Fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at (800) SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trust and the Fund on the Commission's Internet site at WWW.SEC.GOV. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-1911.

         Schroder Capital Funds (Delaware)                        ADVISOR SHARES
         Two Portland Square
         Portland, ME  04101                                          PROSPECTUS
         800-290-9826
                                                                   March 1, 1999

         File No. 811-1911

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                                   PROSPECTUS

             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
                                 INVESTOR SHARES

                                  March 1, 1999

This prospectus describes Schroder Emerging Markets Fund Institutional Portfolio, a series of shares of Schroder Capital Funds (Delaware). The Fund seeks long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin American, and Eastern and Southern Europe. The Trust offers Investor Shares of the Fund in this Prospectus.

THE FUND SEEKS TO ACHIEVE ITS  INVESTMENT  OBJECTIVE BY INVESTING  SUBSTANTIALLY
ALL OF ITS INVESTABLE ASSETS IN SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (THE "PORTFOLIO"), A SEPARATELY MANAGED, NON-DIVERSIFIED PORTFOLIO OF SCHRODER CAPITAL FUNDS THAT HAS THE SAME INVESTMENT OBJECTIVE AS, AND INVESTMENT POLICIES THAT ARE SUBSTANTIALLY SIMILAR TO THOSE OF, THE FUND.

Schroder Capital Management International Inc. ("Schroder") manages the Fund. You can call (800) 730-2932 to find out more about the Fund and other funds in the Schroder family.

This Prospectus explains what you should know about the Fund before you invest. Please read it carefully.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SUMMARY INFORMATION..........................................................3

FEES AND EXPENSES............................................................6

OTHER INVESTMENT STRATEGIES AND RISKS........................................7

MANAGEMENT OF THE FUND......................................................11

HOW THE FUND'S SHARES ARE PRICED............................................12

HOW TO BUY SHARES...........................................................13

HOW TO SELL SHARES..........................................................15

EXCHANGES...................................................................17

DIVIDENDS AND DISTRIBUTIONS.................................................17

TAXES.......................................................................17

YEAR 2000 DISCLOSURE........................................................18

FINANCIAL HIGHLIGHTS........................................................18

                               SUMMARY INFORMATION

This summary identifies the investment objective, principal investment strategies, and principal risks of Schroder Emerging Markets Fund Institutional Portfolio. The Trust offers Advisor Shares of the Fund, which have higher fees and expenses, in a separate prospectus. The Fund's investment objective may not be changed without shareholder approval. The investment policies of the Fund may, unless otherwise specifically stated, be changed by the Board of Trustees of Schroder Capital Funds (Delaware) without a vote of the shareholders.

IN REVIEWING THE FUND'S INVESTMENT OBJECTIVE AND POLICIES BELOW, YOU SHOULD ASSUME THAT THE INVESTMENT OBJECTIVE AND POLICIES OF THE PORTFOLIO ARE THE SAME IN ALL MATERIAL RESPECTS AS THOSE OF THE FUND. SCHRODER IS THE INVESTMENT ADVISER TO THE FUND AND TO THE PORTFOLIO.

After the narrative describing the Fund is a chart showing how the investment returns of the Fund's Investor Shares have varied from year to year. The chart shows returns for each full calendar year since the Fund commenced operations. The table following the chart shows how the Fund's average annual returns for the last year and for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of its returns and comparing the Fund's performance to a broad measure of market performance. PAST
PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE. It is possible to lose money on an investment in the Fund.

For a discussion of recent market and portfolio developments affecting the Fund's performance, see the Fund's most recent financial reports. You can call the Trust at (800) 290-9826 to request a free copy of the financial reports.

SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

         o INVESTMENT OBJECTIVS. To seek long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe.

         o PRINCIPAL INVESTMENTS. The Fund normally invests at least 65% of its total assets in securities of companies determined by Schroder to be "emerging market" issuers. The Fund may invest the remaining 35% of its total assets in securities of issuers located anywhere in the world. The Fund may invest in equity or debt securities of any kind. The Fund is non-diversified.

         o INVESTMENT STRATEGIES. The Fund invests primarily in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Southeast Asia, Latin America, Eastern and Southern Europe, and Africa. "Emerging market" countries are countries not included at the time of investment in the Morgan Stanley International World Index of major world economies. Economies currently in the Index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Schroder may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the

Fund's investments. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country.

The Fund invests in issuers and countries that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. In addition, Schroder takes into account the risk of local political and/or economic instability and the liquidity of local markets. Securities generally are sold when they reach fair valuation or when significantly more attractive investment candidates become available.

         The Fund also may do the following:

                   0 Invest in securities of closed-end investment companies that invest primarily in foreign securities, including securities of emerging market issuers.

                   0 Invest up to 35% of its assets in debt securities, including lower-quality, high-yielding debt securities (commonly known as "junk bonds"), which entail certain risks.

         o   PRINCIPAL RISKS.

                   0 EMERGING MARKETS. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies and securities markets.

                   0 FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

                   0 SMALL COMPANIES. The Fund invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

                  0 GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

                  0 NON-DIVERSIFIED MUTUAL FUND. The Fund is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

                   0 EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

                   0 DEBT SECURITIES. The Fund invests in debt securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).

                   0 JUNK BONDS. Securities rated below investment grade ("junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of securities held by the Fund may become more volatile.

The bar chart and table below provide some indication of the risks of investing in the Fund by showing the variability of its returns and comparing the Fund's performance to a broad measure of market performance.

--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF GRAPH/CHART

YEAR                 RETURN
----                 ------

1996                  7.93%
1997                - 5.21%
1998                -25.29%



During the periods shown above, the highest quarterly return was 16.65% for the quarter ended December 31, 1998, and the lowest was -21.96% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS      LAST ONE YEAR        LIFE OF FUND
ENDING DECEMBER 31, 1998)                                        (SINCE 3/31/95)
--------------------------------------------------------------------------------
Schroder Emerging Markets Fund Institutional     -25.29%                 -5.06%
Portfolio
--------------------------------------------------------------------------------
*Morgan Stanley Capital International Emerging   -25.33%                 -7.13%
Markets Free Index
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, Latin America, and the Pacific Basin. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

FEES AND EXPENSES

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU INVEST IN INVESTOR SHARES OF THE FUND. THE FUND'S ANNUAL OPERATING EXPENSES INCLUDE THE FUND'S PRO RATA PORTION OF ALL OPERATING EXPENSES OF THE PORTFOLIO.

SHAREHOLDER FEES (paid directly from your investment):

         Maximum Sales Load Imposed on Purchases                            None
         Maximum Deferred Sales Load                                        None
         Maximum Sales Load Imposed on Reinvested Dividends                 None
         Purchase Charge (based on amount invested)(1)                     0.50%
         Redemption Charge (as a percentage of the net asset value
         of shares redeemed)(1)                                            0.50%
         Exchange Fee                                                       None

--------------------------
(1) The Purchase and Redemption Charges are collected by the Fund and paid to the Portfolio to compensate the other investors in the Portfolio for expenses incurred in connection with purchases and sales of portfolio securities.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

Management Fees                                                            1.10%
Distribution (12b-1) Fees                                                   None
Other Expenses                                                             0.54%
Total Annual Fund Operating Expenses                                       1.64%
Fee Waiver and/or Expense Limitation(2)                                    0.28%
Net Expenses(2)                                                            1.36%

--------------------------
(2) The Net Expenses shown above reflect the effect of contractually imposed expense limitations and/or fee waivers in effect through October 31, 1999 on Total Annual Operating Expenses, as well as a contractually imposed limitation on the Portfolio's expenses through October 31, 1999.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares of the Fund for the time periods indicated and either retain all of your shares or redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's Total Annual Operating Expenses remain the same as those set forth above (absent the noted Fee Waiver and/or Expense Limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       1 Year          3 Years          5 Years         10 Years
                                       ------          -------          -------         --------

Assuming no redemption                 $216            $565             $937            $1,984

Assuming full redemption
  at end of period                     $267            $620             $996            $2,053


--------------
* Assuming that the Fund's operating expenses remain the same as the Net Expenses shown above, based on the other assumptions described above, your costs would be as follows for 1 year, 3 years, 5 years, and 10 years, respectively:
$188,  $478,  $790, and $1,675 (assuming no redemption) or $239, $533, $850, and
$1,746 (assuming full redemption at end of period).


                      OTHER INVESTMENT STRATEGIES AND RISKS

         The Fund may not achieve its objective in all circumstances. The following provides more detail about the Fund's principal risks and the circumstances which could adversely affect the value of the Fund's shares or its total return. You could lose money by investing.

RISKS OF INVESTING IN THE FUND

         o EMERGING MARKETS. The Fund intends to invest a substantial portion of its assets in securities of issuers in emerging market countries. An issuer will be considered to be an emerging market issuer if Schroder determines that: (1) it is organized under the laws of an emerging market country; (2) its primary securities trading market is in an emerging market country; (3) at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries; or (4) at least 50% of its assets are situated in emerging market countries.

         The prices of securities of issuers in emerging market countries are subject to greater volatility than those of issuers in more developed countries. Investments in emerging market countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Fund may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in emerging market countries and not on any exchange, which may affect the liquidity of the investment and expose the Fund to the credit risk of its counterparties in trading those investments. Emerging market countries may experience extremely high rates of inflation, which may adversely affect those countries' economies and securities markets.

          o  INVESTMENT  IN  ASIA.   Certain  Asian  markets  have   experienced
devaluation and/or significant volatility during the past several years. Schroder cannot predict whether, when and to what extent the Asian markets will recover. To the extent that the Fund focuses its investments in any Asian countries, the Fund will be susceptible to adverse political, economic and market developments in those countries.

          o FOREIGN SECURITIES. Except as otherwise noted in this Prospectus, there is no limit on the amount of the Fund's assets that may be invested in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

         In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, the Fund may have limited recourse available to it. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

         If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. In addition, although at times most of the Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. The Fund may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

         Special tax considerations apply to foreign securities. In determining whether to invest in debt securities of foreign issuers, Schroder considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its income available for distribution to shareholders. In certain circumstances, the Fund may be able to pass through to shareholders credits for foreign taxes paid.

         o DEBT SECURITIES. The Fund may invest in debt securities, which are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest. Additionally, the Fund may invest in junk bonds, which are lower-quality, high-yielding debt securities rated below Baa or BBB by Moody's Investors Service Inc. or Standard & Poor's Rating Group (or, if they are unrated, which Schroder believes to be of comparable quality). See the Statement of Additional Information for further descriptions of securities ratings assigned by Moody's and Standard & Poor's. Lower-rated debt securities are predominantly speculative and tend to be more susceptible than other debt securities to adverse changes in the financial condition of the issuer, general economic conditions, or an unanticipated rise in interest rates, which may affect an issuer's ability to pay interest and principal. This would likely make the values of the securities held by the Fund more volatile and could limit the Fund's ability to liquidate its securities. Changes by recognized rating services in their ratings of any fixed-income security and in the perceived ability of an issuer to make payments of interest and principal also may affect the value of these investments.

         o U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

OTHER INVESTMENT STRATEGIES AND TECHNIQUES

         In addition to the principal investment strategies described in the Summary Information section above, the Fund may at times use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.

         o FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar value of Fund assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic and financial conditions, which may be difficult to predict. The Fund may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.

         In particular, the Fund may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

         From time to time, the Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). The Fund may also engage in "proxy" hedging, whereby the Fund would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroder believes correlates to the value of the first currency.

         Schroder may buy or sell currencies in "spot" or forward transactions. "Spot" transactions are executed contemporaneously on a cash basis at the then-prevailing market rate. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.

     The Fund incurs foreign exchange expenses in converting assets from one currency to another. Although there is no limit on the amount of the Fund's assets that may be invested in foreign currency exchange and foreign currency forward contracts, the Fund may enter into such transactions only to the extent necessary to effect the hedging transactions described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time.

         O SECURITIES LOANS, REPURCHASE AGREEMENTS, AND FORWARD COMMITMENTS. The Fund may lend portfolio securities to broker-dealers up to one-third of the Fund's total assets. The Fund may also enter into repurchase agreements without limit. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. The Fund may also enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

         o INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by Schroder or its affiliates or by unaffiliated parties. When investing in another investment company, the Fund may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.

         o DERIVATIVE INVESTMENTS. Instead of investing directly in the types of portfolio securities described in the Summary Information, the Fund may buy or sell a variety of "derivative" investments to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. These may include options, futures, and indices, for example. Derivatives involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Also, derivatives often involve the risk that the other party to the transaction will be unable to meet its obligations or that the Fund will be unable to close out the position at any particular time or at an acceptable price.

         O ZERO-COUPON BONDS. The Fund may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, as a result, may involve greater credit risks than bonds that pay interest currently.


         o PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund, on which shareholders pay tax.

         o TEMPORARY DEFENSIVE STRATEGIES. At times, Schroder may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

         o OTHER INVESTMENTS. The Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Fund.

                             MANAGEMENT OF THE FUND

         The Trust is governed by a Board of Trustees which has retained Schroder to manage the investments of the Fund. Subject to the control of the Trustees, Schroder also manages the Fund's other affairs and business. Schroder has served as investment adviser to the Fund since inception.

         Schroder Emerging Markets Fund Institutional Portfolio, the Portfolio in which the Fund invests, is managed under the direction of a board of trustees of Schroder Capital Funds. Schroder has served as investment adviser to the Portfolio since inception.

         Schroder has been an investment manager since 1962, and currently serves as investment adviser to the Fund, the Portfolio, and a broad range of institutional investors. As of December 31, 1998, Schroder, together with its United Kingdom affiliate, Schroder Capital Management International Limited, had approximately $27.1 billion in assets under management. Schroder's address is 787 Seventh Avenue, New York, New York 10019, and its telephone number is (212) 641-3900.

         o INVESTMENT ADVISORY FEES PAID BY THE PORTFOLIO. For the fiscal year ended October 31, 1998 the Portfolio paid investment advisory fees to Schroder at the annual rate of 0.718% (based on the average net assets of the Portfolio). Schroder is contractually obligated to waive 0.15% of the advisory fees payable by the Portfolio until October 31, 1999. The Fund, because of its investment in the Portfolio, bears a proportionate part of the investment advisory fees (and other expenses) paid by the Portfolio (based on the percentage of the Portfolio's assets attributable to the Fund).

         The Fund has entered into an investment advisory agreement with Schroder pursuant to which Schroder would manage the Fund's assets directly in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. Schroder will not receive any fees under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company.

         o EXPENSE LIMITATIONS AND WAIVERS. In order to limit the Fund's expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 1999 to the extent that the Fund's total operating expenses attributable to its Investor Shares exceed the annual rate of 1.45%.

         o PORTFOLIO MANAGERS. Schroder's investment decisions for the Fund and the Portfolio are generally made by an investment manager or an investment team, with the assistance of an investment committee. The following portfolio managers have had primary responsibility for making investment decisions for the Portfolio or the Fund, as the case may be, since the years shown below. Their recent professional experience is also shown.

         Portfolio Manager                 Since              Recent Professional
         -----------------                 -----              Experience
                                                              ------------------
         John Troiano                 Inception (1995)        Employed as an investment
                                                              professional at Schroder
                                                              since 1986.  Mr. Troiano is
                                                              the Chief Executive and
                                                              director of Schroder, and a
                                                              Vice President of the Trust
                                                              and of Schroder Capital
                                                              Funds.

       Heather Crighton               Inception (1995)        Employed as an investment
                                                              professional at Schroder
                                                              since 1993.  Ms. Crighton
                                                              is a director and a First
                                                              Vice President of Schroder.



        Mark Bridgeman                Inception (1995)        Employed as an investment
                                                              professional at Schroder
                                                              since 1990.  Mr. Bridgeman
                                                              is a First Vice President
                                                              of Schroder.

                        HOW THE FUND'S SHARES ARE PRICED

The Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m.) each day the Exchange is open. The Trust expects that days, other than weekend days, that the Exchange will not be open are New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund values its portfolio securities for which market quotations are readily available at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair values as determined in accordance with procedures adopted by the Board of Trustees. All assets and liabilities of the Fund denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund's shares is calculated. Because certain of the securities in which the Fund may invest may trade on days when the Fund does not price its Investor Shares, the net asset value of the Fund's Investor Shares may change on days when shareholders will not be able to purchase or redeem their Investor Shares. The net asset value of the Fund's Investor Shares will generally differ from that of its Advisor Shares, due to the variance in daily net income realized by and dividends paid on each class of shares, and differences in the expenses of Investor Shares and Advisor Shares.

                                HOW TO BUY SHARES

         You may purchase Investor Shares of the Fund directly from the Trust or through a service organization such as a bank, trust company, broker-dealer, or other financial organization (a Service Organization) having an arrangement with Schroder Fund Advisors Inc., the distributor of the Trust's shares. If you do not have a Service Organization, Schroder Fund Advisors Inc. can provide you with a list of available firms. Your Service Organization is responsible for forwarding all of the necessary documentation to the Trust, and may charge for its services.

         Investor Shares of the Fund are sold at their net asset value next determined after the Trust receives your order, plus a purchase charge of 0.50% of the amount invested. The purchase charge, which is not a sales charge, is assessed by the Fund and paid to the Portfolio to compensate other investors in the Portfolio for expenses incurred in purchasing securities due to an investment in the Fund. The purchase charge is not assessed on the reinvestment of dividends or distributions or on purchases through an in-kind subscription. In order for you to receive the Fund's next determined net asset value, the Trust must receive your order before the close of regular trading on the New York Stock Exchange.

         If the shares you purchase will be held in your own name (rather than in the name of your Service Organization), your payment for the shares must be accompanied by a completed Account Application in proper form. The Trust or Forum Shareholder Services, LLC, the Trust's Transfer Agent, may request additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians. You may obtain an Account Application from the Transfer Agent, P.O. Box 446, Portland, Maine 04112, or by calling
(800) 344-8332. You also may obtain an Account Application from your Service Organization.


INVESTMENT MINIMUMS

         The minimum investment for initial and additional purchases for the Fund is as follows:

--------------------------------------------------------------------------------
                                               Initial           Additional
                                              Investment        Investments
--------------------------------------------------------------------------------
              Regular Accounts                 $250,000          No minimum

--------------------------------------------------------------------------------
              Traditional IRAs                  $2,000              $250

--------------------------------------------------------------------------------

The Trust is authorized to reject any purchase order.

PURCHASES BY CHECK

     You may purchase shares of the Fund by mailing a check (in U.S. dollars) payable to the Fund. Third-party checks will not be accepted.

     For  initial  purchases,  your check  must be  accompanied  by a  completed
Account Application in proper form. The Trust may request additional documentation to evidence the authority of the person or entity making the purchase request.

     You should mail your check and your completed Account Application to:

               Schroder  Emerging    Markets    Fund   Institutional   Portfolio
                    --Investor Shares
               P.O. Box 446
               Portland, Maine 04112

Your payments should clearly indicate the shareholder's name and account number, if applicable.

PURCHASES BY BANK WIRE/TELEPHONE

         If you make your initial investment by wire, your order must be preceded by a completed Account Application. Upon receipt of the Application, the Trust will assign you an account number and your account will become active. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value determined as of that day.
Wire orders received after that time will be processed at the net asset value next determined thereafter.

         Once you have an account number, you may purchase Investor Shares through your Service Organization or by telephoning the Transfer Agent at (800) 344-8332 to give notice that you will be sending funds by wire, and then arranging with your bank to wire funds to the Trust. Your purchase will not be processed until the Trust has received the wired funds.

         Federal Reserve Bank wire instructions are as follows:

                   The Chase Manhattan Bank
                   New York, NY
                   ABA No.: 021000021
                   For Credit To: Forum Shareholder Services, LLC
                   Account. No.: 910-2-718187
                   Ref.: Schroder Emerging Markets Fund Institutional  Portfolio
                      -- Investor Shares
                   Account of: (shareholder name)
                   Account No.: (shareholder account number)

         The wire order must specify the name of the Fund, the shares' class (i.e., Investor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order.

         In an effort to prevent unauthorized or fraudulent purchase or redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but either or both may be liable if they do not follow these procedures.

OTHER PURCHASE INFORMATION

         Investor Shares of the Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroder will consider, among other things, whether they are liquid securities of a type consistent with the investment objectives and policies of the Fund and have a readily ascertainable value.) If the Fund receives securities from an investor in exchange for shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis). Any gain on the sale of those securities would be subject to distribution as capital gain to all of the Fund's shareholders. Schroder reserves the right to reject any particular investment. Securities accepted by Schroder will be valued in the same manner as are the Trust's portfolio securities as of the time of the next determination of the Fund's net asset value. All dividend, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor. Investors may realize a gain or loss upon the exchange for federal income tax purposes. Investors interested in purchases through exchange should telephone Schroder at (800) 344-8332.


                               HOW TO SELL SHARES

         You may sell your Investor Shares back to the Fund on any day the New York Stock Exchange is open, either through your Service Organization or directly to the Fund. If your shares are held in the name of a Service Organization, you may only sell the shares through that Service Organization. The Service Organization may charge you for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction or stock power form to the Trust, or by calling the Transfer Agent at (800) 344-8332.

         The price you will receive is the net asset value next determined after receipt of your redemption request in good order, plus a redemption charge of 0.50% of the amount redeemed. The redemption charge, which is not a sales charge, is assessed by the Fund and paid to the Portfolio to compensate the other investors in the Portfolio for expenses incurred in connection with sales of portfolio securities. The redemption charge is not assessed on shares acquired through the reinvestment of dividends or distributions or on redemptions in kind. For purposes of computing the redemption charge, redemptions by a shareholder are deemed to be made in the following order: (i) from Investor Shares purchased through the reinvestment of dividends and distributions (with respect to which no redemption charge is applied) and (ii) from Investor Shares for which the redemption charge is applicable, on a first purchased, first redeemed basis.

         A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed exactly in accordance with the registration form. If you hold your Investor Shares in certificate form, you must submit the certificates and sign the assignment form on the back of the certificates. Signatures must be guaranteed by a bank, broker-dealer, or certain other financial institutions. You may redeem your Investor Shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Shares for which certificates have been issued may not be redeemed by telephone. The Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners.

         If you redeem shares through your Service Organization, your Service Organization is responsible for ensuring that the Transfer Agent receives your redemption request in proper form and at the appropriate time.

         The Trust will pay you for your redemptions as promptly as possible and normally within seven days after the request for redemption is received in writing in good order. (The Trust generally sends payment for shares the business day after a request is received.) Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you purchase the Investor Shares by check, you will not be sent redemption proceeds until the check you used to pay for the Investor Shares has cleared, which may take up to 15 calendar days from the purchase date.

         If, because of your redemptions, your account balance falls below a minimum amount set by the Trustees (presently $100,000) of the Fund, the Trust may choose to redeem your shares in the Fund and pay you for them. You will receive at least 30 days written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of the Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

         The Trust may suspend the right of  redemption  during any period when:
(1) trading on the New York Stock Exchange is restricted or the Exchange is closed; (2) the Securities and Exchange Commission has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

         If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details at (800) 344-8332. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption.

WIRE TRANSFERS

         If your Service Organization receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your Service Organization; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your Service Organization's or your own complete wiring instructions.


                                    EXCHANGES

         You can exchange your Investor Shares of the Fund for Investor Shares of any other fund in the Schroder family of funds at any time at their respective net asset values. To exchange shares, please call (800) 290-9826.


                           DIVIDENDS AND DISTRIBUTIONS

         The Fund distributes any net investment income and any net realized capital gain at least annually. Distributions from net capital gain are made after applying any available capital loss carryovers.

         YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

0    Reinvest all distributions in additional Investor Shares of the Fund;

0 Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Investor Shares of the Fund;

0 Receive distributions from net investment income in additional Investor Shares of the Fund while receiving capital gain distributions in cash; or

0    Receive all distributions in cash.

         You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by the Fund will be reinvested in Investor Shares of the Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.


                                      TAXES

o TAXES ON DIVIDENDS AND DISTRIBUTIONs. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before you invested (and thus were included in the price you paid for your shares). Distributions of gains from investments that the Fund owned for more than 12 months will be taxable as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Fund.

         o TAXES WHEN YOU SELL OR EXCHANGE YOUR SHARES. Any gain resulting from the sale or exchange of your shares in the Fund will also generally be subject to federal income or capital gains tax, depending on your holding period.

         o TAX TREATMENT OF PORTFOLIO. The Portfolio is not required to pay pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends, gains or losses have been distributed by the Portfolio. The Portfolio intends to conduct its operations so that the Fund, if it invests all of its assets in the Portfolio, may qualify as a regulated investment company.

         o CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain federal tax consequences of investing in the Fund. You should consult your tax advisor for more information on your own tax situation, including possible state and local taxes.


                              YEAR 2000 DISCLOSURE

The Fund receives services from its investment adviser, administrator, subadministrator, distributor, transfer agent, custodian and other providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the Year 2000 from the Year 1900. Schroder is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund from this problem. In addition, there can be no assurance that the Year 2000 problem will not have an adverse impact on companies and other issuers in which the Fund invests or on the securities markets generally, which may reduce the value of the Fund's portfolio investments.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the financial performance of the Fund for the past 5 years or since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in Investor Shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders. The annual report is available upon request.

Schroder Emerging Markets Fund Institutional Portfolio Fund - Investor Shares
-----------------------------------------------------------------------------

                                                             For the Year Ended                      For the Period Ended
                                                                October 31,                              October 31,
                                                 1998               1997              1996                 1995(1)
                                           ------------------ ----------------- ------------------ -------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $11.08             $11.06            $10.63                 $10.00
INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                  0.12(2)           0.06(2)            0.02(2)                 0.02
  Net Realized and Unrealized Gain
  (Loss) on Investments                         (3.39)             (0.03)             0.43                   0.61
Total from Investment Operations                (3.27)              0.03              0.45                   0.63
Distributions from Net Investment Income        (0.04)             (0.01)            (0.02)                   -
NET ASSET VALUE, END OF PERIOD                   $7.77             $11.08            $11.06                 $10.63
                                                 =====             ======            ======                 ======
  Total Return(3)(4)                           (29.64)%            0.27%              4.22%                 6.30%
Ratios/Supplementary Data
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $111,463           $179,436          $167,570               $18,423
Ratios to Average Net Assets:
  Expenses After Expense Limitations           1.36%(2)           1.41%(2)          1.60%(2)               1.58%(5)
  Expenses Before Expense Limitations          1.64%(2)           1.62%(2)          1.71%(2)               2.45%(5)
  Net Investment Income (Loss) After
   Expense Limitations                            1.11%(2)          0.51%(2)        0.36%(2)               0.46%(5)
  Portfolio Turnover Rate(6)                        67%                43%            103%                   44%


(1) The Fund commenced operations on March 31, 1995, and converted to a master-feeder structure on November 1, 1995.
(2) Includes the Fund's proprtionate share of income and expenses of the Portfolio.
(3) Total return calculation does not include the purchase or redemption fee of 0.50%, respectively.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)  Annualized.
(6)  The rate after October 31, 1995, represents the turnover of the Portfolio.

================================================================================

               FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
 PLEASE CALL (800-730-2932) FOR COMPLETE INFORMATION AND TO OBTAIN THE RELEVANT PROSPECTUS.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

 SCHRODER CAPITAL FUNDS (DELAWARE)  (800-730-2932)  SCHRODER SERIES TRUST (800-464-3108)
 SCHRODER INTERNATIONAL FUND                           SCHRODER LARGE CAPITALIZATION EQUITY FUND
 SCHRODER EMERGING MARKETS FUND                     SCHRODER SMALL CAPITALIZATION VALUE FUND
 SCHRODER INTERNATIONAL SMALLER COMPANIES FUND      SCHRODER MIDCAP VALUE FUND
 SCHRODER INTERNATIONAL BOND FUND                   SCHRODER INVESTMENT GRADE INCOME FUND
 SCHRODER U.S. DIVERSIFIED GROWTH FUND                 SCHRODER SHORT-TERM INVESTMENT FUND
 SCHRODER U.S. SMALLER COMPANIES FUND
 SCHRODER MICRO CAP FUND

                     SCHRODER SERIES TRUST II (800-464-3108)
                             SCHRODER ALL-ASIA FUND
================================================================================
================================================================================

[Back Cover]                                                              [Logo]


                          SCHRODER CAPITAL FUNDS (DELAWARE)

                          SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund's annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may get free copies of these materials, request other information about the Trust and the Fund, or make shareholder inquiries by calling (800-290-9826).

You may review and copy information about the Fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at (800-SEC-0330) for information about the operation of the public reference room. You may also access reports and other information about the Trust and the Fund on the Commission's Internet site at WWW.SEC.GOV. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-1911.

         Schroder Capital Funds (Delaware)                     INVESTOR SHARES
         Two Portland Square
         Portland, ME  04101                                   PROSPECTUS
         800-290-9826
                                                               March 1, 1999

         File No. 811-1911

                        SCHRODER CAPITAL FUNDS (DELAWARE)

             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO


                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 1999


This Statement of Additional Information (SAI) is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for Schroder Emerging Markets Fund Institutional Portfolio, as amended or supplemented from time to time. This SAI relates to the Fund's Investor Shares and Advisor Shares. Investor Shares and Advisor Shares are offered through separate Prospectuses, each dated March 1, 1999. This SAI contains information which may be useful to investors but which is not included in the Prospectuses. Investors may obtain free copies of the Prospectuses by calling the Trust at 800-290-9826.

Certain disclosure has been incorporated by reference into this SAI from the Fund's annual report. For a free copy of the annual report, please call 800-290-9826.

                                TABLE OF CONTENTS


TRUST HISTORY.................................................................1

CAPITALIZATION AND SHARE CLASSES..............................................1

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS.....................2

INVESTMENT RESTRICTIONS......................................................16

TRUSTEES AND OFFICERS........................................................18

SCHRODER AND ITS AFFILIATES..................................................22

INVESTMENT ADVISORY AGREEMENT................................................23

ADMINISTRATIVE SERVICES......................................................25

DISTRIBUTOR..................................................................26

FUND ACCOUNTING..............................................................28

BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................28

DETERMINATION OF NET ASSET VALUE.............................................31

REDEMPTIONS IN KIND..........................................................32

TAXES........................................................................32

PRINCIPAL HOLDERS OF SECURITIES..............................................34

PERFORMANCE INFORMATION......................................................35

CUSTODIAN....................................................................36

INDEPENDENT ACCOUNTANTS......................................................36

SHAREHOLDER LIABILITY........................................................37

FINANCIAL STATEMENTS.........................................................37

APPENDIX.....................................................................A-1

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

         Schroder Capital Funds (Delaware) was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988 as Schroder Capital Funds, Inc.; and reorganized as a Delaware business trust organized under the laws of the State of Delaware on January 9, 1996. The Trust's Trust Instrument, which is governed by Delaware law, is on file with the Secretary of State of the State of Delaware.

FUND CLASSIFICATION

         The Trust currently offers shares of beneficial interest of nine series with separate investment objectives and policies. Shares of Schroder Emerging Markets Fund Institutional Portfolio are offered pursuant to the Prospectuses and this SAI. The Fund is a "non-diversified" investment company under the 1940 Act, and therefore may invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

CAPITALIZATION AND SHARE CLASSES

         The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Fund's shares are presently divided into two classes, Investor Shares and Advisor Shares. Each class is offered through a separate Prospectus. Unlike Investor Shares, Advisor Shares are currently subject to shareholder service fees, so that the performance of the Fund's Investor Shares should be more favorable than that of the Fund's Advisor Shares over the same time period.

         The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Under unusual circumstances, the Trust may suspend redemption of Fund shares, or postpone redemption payments for more than seven days, as permitted by law. If, because of your redemptions, your account balance falls below a minimum amount set by the Trustees (presently $100,000), the Trust may choose to redeem your shares in the Fund and pay you for them. You will receive at least 30 days' written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own Fund shares above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

         Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Trust Instrument. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if the Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class. Because Investor and Advisor Shares are subject to different expenses, the Fund's dividends and other distributions will normally differ between the two classes. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

         In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectuses, the Fund may employ other investment practices and may be subject to additional risks which are described below.

CERTAIN DERIVATIVE INSTRUMENTS

         Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, the Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices and options on futures contracts. These transactions may be used by the Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Fund may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."

OPTIONS

         The Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

         COVERED CALL OPTIONS. The Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

         The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

         COVERED PUT OPTIONS. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         PURCHASING PUT AND CALL OPTIONS. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

         The Fund may also purchase put and call options to enhance its current return. The Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

         OPTIONS ON FOREIGN SECURITIES. The Fund may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

         RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that Schroder will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroder to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will enter into an option position only if Schroder believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroder believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Schroder may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

         As described below, the Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. The Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroder, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

         Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.

FUTURES CONTRACTS

         In order to hedge against the effects of adverse market changes, the Fund may buy and sell futures contracts on U.S. Government securities and other debt securities in which the Fund may invest, and on indices of debt securities. In addition, the Fund may purchase and sell stock index futures to hedge against changes in stock market prices. The Fund may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Fund's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC"). Depending upon the change in the value of the underlying security or index when the Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

         FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Fund's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

         Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

         Successful use by the Fund of futures contracts on debt securities is subject to Schroder's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         The Fund may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

         INDEX FUTURES CONTRACTS AND OPTIONS. The Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         Depending on the change in the value of the index between the time when the Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock

Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

         The Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge the Fund's investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the Fund's securities.

         Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, the Fund that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

         The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         The Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

         MARGIN PAYMENTS. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

         When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

         HEDGING RISKS. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of the Fund's securities which are the subject of a hedge. Schroder will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

         Successful use of futures contracts and options by the Fund for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroder may still not result in a successful hedging transaction over a very short time period.

         LACK OF AVAILABILITY. Because the markets for certain options and futures contracts and other derivative instruments in which the Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Fund will engage in such transactions at any time or from time to time. The Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

         OTHER RISKS. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

FORWARD COMMITMENTS

         The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

         Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust, and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

WHEN-ISSUED SECURITIES

         The Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While the Fund may sell its right to acquire when-issued securities prior to the settlement date, the Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Fund will establish a segregated account in which it will maintain cash and U.S. government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOANS OF FUND PORTFOLIO SECURITIES

         The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

FOREIGN SECURITIES

         The Fund may invest without limit in securities principally traded in foreign markets. The Fund may also invest without limit in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

         Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United

States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between currencies.

         In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

         Special tax considerations apply to foreign securities. In determining whether to invest in securities of foreign issuers, Schroder will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS

         The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

         The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

         FOREIGN  CURRENCY  OPTIONS.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Schroder believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S.
options markets.

         FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ZERO-COUPON SECURITIES

         Zero-coupon securities in which the Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

TEMPORARY DEFENSIVE STRATEGIES

         As described in the Prospectuses, Schroder may at times judge that conditions in the securities markets make pursuing the Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies.


INVESTMENT RESTRICTIONS

         The Trust has adopted the following fundamental and non-fundamental investment restrictions for each Fund. The Fund's fundamental investment restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The non-fundamental investment policies described in the Prospectuses and this SAI are not fundamental and may be changed by the Trustees, without shareholder approval.

         THE PORTFOLIO IN WHICH SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO INVESTS HAS SUBSTANTIALLY THE SAME INVESTMENT RESTRICTIONS AS THE FUND. IN REVIEWING THE DESCRIPTION OF THE FUND'S INVESTMENT RESTRICTIONS BELOW, YOU SHOULD ASSUME THAT THE INVESTMENT RESTRICTIONS OF THE PORTFOLIO ARE THE SAME IN ALL MATERIAL RESPECTS AS THOSE OF THE FUND.

         The Fund will not:

1. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio);

2. Invest in commodities or commodity contracts (other than hedging instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such hedging instrument is considered to be a commodity or a commodity contract);

3. Purchase securities on margin; however, the Fund may make margin deposits in connection with any hedging instruments which it may use as permitted by any of its other fundamental policies;

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies;

5. Lend money except in connection with the acquisition of debt securities that the Fund's investment policies and restrictions permit it to purchase. The Fund may make loans of portfolio securities and enter into repurchase agreements;

6. As a non-fundamental policy, invest in or hold securities of any issuer if officers or Trustees of the Trust or Schroder individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

7. As a non-fundamental policy, invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation;

8.       Make short sales of securities;

9. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs);

10. Invest in real estate or in interests in real estate (but may purchase readily marketable securities of companies holding real estate or interests therein);

11. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.


         All percentage limitations on investments (other than limitations on borrowing and illiquid securities) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

TRUSTEES AND OFFICERS

     The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder furnishes a continuing investment program for each Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Schroder also manages the Fund's other affairs and business.

     The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below.

     David N. Dinkins, Trustee. 71. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Series Trust. Professor, Columbia University School of International and Public Affairs. Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetics Center, Inc. Formerly, Mayor, City of New York.

     John I. Howell, Trustee. 82. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds, Schroder Capital Funds II, Schroder Series Trust, and Schroder Series Trust II. Director, American International Life Assurance Company of New York. Private consultant since 1987.

     Peter S. Knight, Trustee. 48. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Series Trust. Partner, Wunder, Knight, Levine, Thelen & Forscey. Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group, Inc. Formerly, Campaign Manager, Clinton/Gore '96.

     Peter E. Guernsey, Trustee. 77. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds, Schroder Capital Funds II, Schroder Series Trust, and Schroder Series Trust II. Formerly, Senior Vice President, Marsh & McLennan, Inc.

     (*) Sharon L. Haugh, Trustee. 53. 787 Seventh Avenue, New York, New York. Chairman, Schroder Capital Management Inc. Executive Vice President and Executive Director, Schroder Capital Management International Inc. Chairman and Director, Schroder Fund Advisors Inc. Trustee, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Series Trust.

     William L. Means, Trustee. 59. 787 Seventh Avenue, New York, New York. Trustee, Schroder Series Trust II. Formerly, Chief Investment Officer, Alaska Permanent Fund Corporation.

     Clarence F. Michalis, Trustee. 77. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Series Trust. Chairman of the Board of Directors, Josiah Macy, Jr. Foundation.

     Hermann C. Schwab, Trustee. 79. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Series Trust. Trustee, St. Luke's/Roosevelt Hospital Center. Formerly, consultant to Schroder Capital Management International Inc.

     (*) Mark J. Smith, President and Trustee of the Trust. 36. 787 Seventh Avenue, New York, New York. Director and Senior Vice President, Schroder Capital Management International Limited and Schroder Capital Management International Inc. Director, Schroder Investment Management Ltd., Schroder Fund Advisors Inc., and Schroder Japanese Warrant Fund Ltd. Trustee, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Series Trust. Vice President, Schroder Series Trust II.

     Mark Astley, Vice President of the Trust. 34. 787 Seventh Avenue, New York, New York. First Vice President of Schroder Capital Management International Inc. Formerly, employed by various affiliates of Schroder Capital Management International Inc. in various positions in the investment research and portfolio management areas since 1987.

     Robert G. Davy, Vice President of the Trust. 37. 787 Seventh Avenue, New York, New York. Director of Schroder Capital Management International Inc. and Schroder Capital Management International Ltd. since 1994; First Vice President of Schroder Capital Management International Inc. since July 1992. Formerly, employed by various affiliates of Schroder Capital Management International Inc. in various positions in the investment research and portfolio management areas since 1986.

     Margaret H. Douglas-Hamilton, Vice President of the Trust. 57. 787 Seventh Avenue, New York, New York. Director and Secretary of Schroder Capital Management Inc.

     Richard R. Foulkes, Vice President of the Trust. 53. 787 Seventh Avenue, New York, New York. Deputy Chairman of Schroder Capital Management International Inc. since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

     John Y. Keffer, Vice President of the Trust. 56. Two Portland Square, Portland, Maine. President of Forum Financial Corp., the Fund's transfer and dividend disbursing agent and other affiliated entities including Forum
Financial Services, Inc., Forum Administrative Services, LLC, and Forum Advisors, Inc.

     Michael Perelstein, Vice President of the Trust. 43. 787 Seventh Avenue, New York, New York. Director since May 1997 and Senior Vice President of Schroder Capital Management International Inc. since January 1997. Formerly, Managing Director of MacKay - Shields Financial Corp.

     Catherine A. Mazza, Vice President of the Trust. 39. 787 Seventh Avenue, New York, New York. First Vice President, Schroder Capital Management International Inc. and Schroder Capital Management Inc. President, Schroder Fund Advisors Inc. Vice President, Schroder Capital Funds,


--------
(*) Trustee who is an "interested person" (as defined in the 1940 Act) of the Trust, Schroder, or Schroder Fund Advisors Inc.

Schroder Capital Funds II, and Schroder Series Trust. Formerly, Vice President, Alliance Capital Management L.P.

     Alexandra Poe, Secretary and Vice President of the Trust. 38. 787 Seventh Avenue, New York, New York. Vice President, Schroder Capital Management International Inc. Senior Vice President, Secretary, and General Counsel,
Schroder Fund Advisors Inc. Vice President and Secretary, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Series Trust. Assistant Secretary, Schroder Series Trust II. Formerly, Attorney, Gordon, Altman, Butowsky, Weitzen, Shalov & Wein; Vice President and Counsel, Citibank, N.A.

     Jane E. Lucas, Vice President of the Trust. 38. 787 Seventh Avenue, New York, New York. Senior Vice President, Schroder Capital Management International Inc.

     Fergal Cassidy, Treasurer and Principal Financial and Accounting Officer of the Trust. 29. 787 Seventh Avenue, New York, New York. Vice President and Treasurer, Schroder Capital Management Inc. Vice President and Comptroller, Schroder Capital Management International Inc. Treasurer and Chief Financial Officer, Schroder Fund Advisors Inc. Assistant Treasurer, Schroder Series Trust. Formerly, Senior Accountant, Concurrency Management Corp.

     Alan Mandel, Assistant Treasurer of the Trust. 41. 787 Seventh Avenue, New York, New York. First Vice President of Schroder Capital Management
International Inc. since September 1998. Formerly, Director of Mutual Fund Administration for Salomon Brothers Asset Management; Chief Financial Officer and Vice President of Mutual Capital Management.

     Carin Muhlbaum, Assistant Secretary of the Trust. 36. Vice President of Schroder Capital Management International Inc. since 1998. Formerly, an investment management attorney with Seward & Kissel and prior thereto, with Gordon Altman Butowsky Weitzen Shalov & Wein.

     Nicholas Rossi, Assistant Secretary of the Trust. 35. 787 Seventh Avenue, New York, New York. Associate of Schroder Capital Management International Inc. since October 1997 and Assistant Vice President of Schroder Fund Advisors Inc. since March 1998. Formerly, Mutual Fund Specialist, Wilkie Farr & Gallagher; Fund Administrator, Furman Selz LLC since 1992.

     Thomas G. Sheehan, Assistant Treasurer and Assistant Secretary of the Trust. 44. Two Portland Square, Portland, Maine. Relationship Manager and Counsel, Forum Financial Services, Inc. since 1993. Formerly, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

     John A. Troiano, Vice President of the Trust. 38. 787 Seventh Avenue, New York, New York. Director of Schroder Capital Management Inc. since April 1997; Chief Executive Officer, since July 1, 1997, of Schroder Capital Management International Inc. and Managing Director and Senior Vice President of Schroder Capital Management International Inc. since October 1995. Formerly, employed by various affiliates of Schroder Capital Management International Inc. in various positions in the investment research and portfolio management areas since 1981.

     Ira L. Unschuld, Vice President of the Trust. 33. 787 Seventh Avenue, New York, New York. Group Vice President of Schroder Capital Management International Inc. since April 1998 and an Associate from July 1990 to April 1993.

     Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.

TRUSTEE COMPENSATION

     Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, Schroder, or Schroder Fund Advisors Inc. received the following compensation for the final year ended October 31, 1998:


                               COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------
                                                      (2)                               (3)
                (1)                                AGGREGATE               TOTAL COMPENSATION FROM TRUST
                                                 COMPENSATION                          AND
              NAME OF                             FROM TRUST               FUND COMPLEX PAID TO TRUSTEES*
              TRUSTEE
-----------------------------------------------------------------------------------------------------------

David N. Dinkins                                   $3,546                            $14,250
-----------------------------------------------------------------------------------------------------------

Peter E. Guernsey                                  $3,911                            $23,750
-----------------------------------------------------------------------------------------------------------

John I. Howell                                     $3,911                            $25,000
-----------------------------------------------------------------------------------------------------------

Peter S. Knight                                    $3,911                            $15,500
-----------------------------------------------------------------------------------------------------------

William L. Means**                                   $0                               $9,500
-----------------------------------------------------------------------------------------------------------

Clarence F. Michalis                               $3,911                            $14,250
-----------------------------------------------------------------------------------------------------------

Hermann C. Schwab                                  $3,911                            $14,250
-----------------------------------------------------------------------------------------------------------

* The Total Compensation listed in column (3) for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds ("SCF"), Schroder Capital Funds II ("SCF II"), Schroder Series Trust ("SST"), and Schroder Series Trust II (formerly Schroder Asian Growth Fund, Inc., "SST II"). The Trust, SCF, SCF II, SST, and SST II are considered part of the same "Fund Complex" for these purposes.

** Mr. Means was elected Trustee of the Trust on December 15, 1998.

     As of February 1, 1999, the Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

     The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODER AND ITS AFFILIATES

     Schroder has served as the investment adviser for the Fund and the Portfolio since their inception. Schroder is a wholly-owned subsidiary of Schroder U.S. Holdings Inc., which engages through its subsidiary firms in the investment banking, asset management, and securities businesses. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder itself has been an investment manager since 1962, and, together with its United Kingdom affiliate, Schroder Capital Management International Limited, served as investment manager for approximately $27.1 billion as of December 31, 1998. Schroder U.S. Holdings Inc. is an indirect, wholly-owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates engage in international merchant banking and investment management businesses, and as of December 31, 1998 had under management assets of approximately $195 billion.

     Schroder Fund Advisors Inc., an affiliate of Schroder that serves as the Trust's distributor, is a wholly-owned subsidiary of Schroder Capital Management International Inc. Schroder Capital Management International Inc. is also a wholly-owned subsidiary of Schroder U.S. Holdings Inc.

INVESTMENT ADVISORY AGREEMENT

     Under an Investment Advisory Agreement between the Trust and Schroder (the "Advisory Agreement"), Schroder, at its expense, provides the Fund with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Fund. The fees to be paid under the Advisory Agreement are set forth in the Prospectuses. As long as the Fund invests all of its assets in the Portfolio (or another investment company), Schroder is not entitled to receive any advisory fees pursuant to the Advisory Agreement. In the event that the Fund did not invest all of its assets in the Portfolio or another investment company, Schroder would be entitled to receive advisory fees monthly at the annual rate of 1.00% of the Fund's average daily net assets.

     Under the Advisory Agreement, Schroder is required to regularly provide the Fund with investment research, advice, and supervision and furnishes continuously investment programs consistent with the investment objectives and policies of the Fund, and determines, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Trust Instrument and By-laws, and of the 1940 Act, and to the Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

         Schroder makes available to the Trust, without expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.

         Under the Advisory Agreement, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         Schroder's compensation under the Advisory Agreement may be reduced in any year if the Fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale.

         The Advisory Agreement may be terminated without penalty by vote of the Trustees, by the shareholders of the Fund, or by Schroder on 60 days' written notice. The Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Advisory Agreement may be amended only by a vote of the shareholders of the Fund, and the Advisory Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to the Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

         Forum Administrative Services, LLC ("FAdS") and Forum Shareholder Services, LLC ("Forum") provide certain accounting, transfer agency, and other services to the Trust. The Trust compensates FAdS and Forum on a basis approved by the Trustees.

THE PORTFOLIO

         The Fund currently invests all of its assets in the Portfolio, which has the same investment objective and substantially the same investment policies as the Fund. As long as the Fund remains completely invested in the Portfolio (or any other investment company), Schroder is not entitled to receive any investment advisory fee with respect to the Fund. The Fund may withdraw its investment from the Portfolio at any time if the Trust's Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so. The Trust has retained Schroder as investment adviser to manage the Fund's assets in the event that the Fund withdraws its investment from its related Portfolio.

     Schroder is the investment advisor to the Portfolio pursuant to an investment advisory agreement (the "Portfolio Advisory Agreement") between Schroder and Schroder Capital Funds, on behalf of the Portfolio. Schroder receives an investment advisory fee with respect to the Portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Investment
Advisory Agreement between the Trust on behalf of the Fund and Schroder. As investment adviser to the Portfolio, Schroder is entitled to monthly advisory fees at the annual rate of 1.00% of the Portfolio's daily net assets. The Fund bears a proportionate part of the investment advisory fees paid by the Portfolio (based on the percentage of the Portfolio's assets attributable to the Fund).

         RECENT INVESTMENT ADVISORY FEES. Of the total investment advisory fees paid by the Portfolio to Schroders, the portion borne indirectly by the Fund during the three most recent fiscal years is set forth in the following table. The fees listed in the table reflect reductions pursuant to expense limitations in effect during such periods.


--------------------------------------------------------------------------------
Investment Advisory  Fees   Investment Advisory  Fees   Investment Advisory Fees
Paid for Fiscal Year Ended  Paid for Fiscal Year Ended  Paid for Fiscal Year
10/31/98                    10/31/97                    Ended 10/31/96
--------------------------------------------------------------------------------
$1,265,439                  $1,778,645                  $1,115,324
--------------------------------------------------------------------------------

FEE WAIVERS

         Schroder voluntarily waived its fees in the following amounts during the three most recent fiscal years pursuant to voluntary expense limitations and/or waivers in effect during such periods. The portion of the amounts waived with respect to the investment advisory fees indirectly borne by the Fund are as follows:


--------------------------------------------------------------------------------
Fees Waived During Fiscal   Fees Waived During Fiscal  Fees Waived During Fiscal
Year Ended 10/31/98         Year Ended 10/31/97        Year Ended 10/31/96
--------------------------------------------------------------------------------
$496,353                    $472,493                   $51,560
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES

          On behalf of the Fund, the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Fund, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Fund, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroder and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

     For providing administrative services Schroder Fund Advisors Inc. is entitled to receive a monthly fee at the annual rate of 0.05%of the Fund's average daily net assets. The administration agreement is terminable with respect to the Fund without penalty, at any time, by the Trustees upon 60 days' written notice to Schroder Fund Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days' written notice to the Trust.

     The Trust has entered into a subadministration agreement with FAdS. Under its agreement, FAdS assists Schroder Fund Advisors Inc. with certain of its responsibilities under the administration agreement, including shareholder reporting and regulatory compliance. For providing its services, FAdS is entitled to receive a monthly fee from the Fund (based on the Fund's average daily net assets) at the annual rate of 0.05%. The subadministration agreement is terminable with respect to the Fund without penalty, at any time, by the Trust upon 60 days' written notice to FAdS or by FAdS upon 60 days' written notice to the Trust.

        During the three most recent fiscal years, the Fund paid the following fees to Schroder Fund Advisors Inc. and FAdS pursuant to the administration agreement and the subadministration agreement. The fees listed in the following table reflect reductions pursuant to fee waivers and expense limitations in effect during such periods.

--------------------------------------------------------------------------------
Administration Fees Paid for Administration Fees Paid   Administration Fees Paid
Fiscal Year Ended 10/31/98   for Fiscal Year Ended      for Fiscal Year Ended
                             10/31/97                   10/31/96
--------------------------------------------------------------------------------
Schroder Fund Advisors Inc.  Schroder Fund Advisors       Schroder Fund Advisors
$176,172                     Inc.  $225,571               Inc.  $50,434

FadS  $264,261               FAdS  $325,948               FAdS  $175,124
--------------------------------------------------------------------------------

DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc. (the "Distributor"), 787 Seventh Avenue, New York, New York 10019, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of the Fund. Please see "Administrative Services" for ownership information regarding the Distributor.

        DISTRIBUTION PLAN FOR ADVISOR SHARES. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 pursuant to which the Fund may pay the Distributor compensation in an amount limited in any fiscal year to the annual rate of 0.25% of the Fund's average daily net assets attributable to Advisor Shares. The Trustees have not authorized any payments under the Distribution Plan, although they may at any time authorize payments at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Advisor Shares. The Distribution Plan also relates to payments made pursuant to the Trust's Shareholder Servicing Plan for Advisor Shares, to the extent such payments may be deemed to be primarily intended to result in the sale of the Fund's Advisor Shares. See "Shareholder Servicing Plan for Advisor Shares" below.

        The various costs and expenses that may be paid or reimbursed under the Distribution Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor) or other financial organizations.

        The Distribution Plan may not be amended to increase materially the amount of distribution expenses permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the Fund. Any other material amendment to a Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the 1940 Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. The Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.

        SHAREHOLDER SERVICING PLAN FOR ADVISOR SHARES. The Fund has also adopted a Shareholder Servicing Plan (the "Service Plan") for its Advisor Shares. Under the Service Plan, the Fund pays fees to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Advisor Shares. The Distributor may enter into shareholder service agreements with Service Organizations pursuant to which the Service Organizations provide administrative support services to their customers who are Fund shareholders.

     In return for providing these support services, a Service Organization may receive payments from the Distributor at a rate not exceeding 0.25% of the average daily net assets of the Advisor Shares of the Fund for which the Service Organization is the Service Organization of record. These administrative services may include, but are not limited to, the following functions: establishing and maintaining accounts and records relating to clients of the Service Organization; answering shareholder inquiries regarding the manner in which purchases, exchanges, and redemptions of Advisor Shares of the Trust may be effected and other matters pertaining to the Trust's services; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting shareholders in arranging for processing purchase, exchange, and redemption transactions; arranging for the wiring of funds; guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; integrating periodic statements with other customer transactions; and providing such other related services as the shareholder may request. Some Service Organizations may impose additional conditions or fees, such as requiring clients to invest more than the minimum amounts required by the Trust for initial or subsequent investments or charging a direct fee for services. Such fees would be in addition to any amounts which might be paid to the Service Organization by the Distributor. Please contact your Service Organization for details.

        The following table shows the aggregate amounts paid by the Trust to the Distributor under the Service Plan during the three most recent fiscal years. All of such amounts were, in turn, repaid by the Distributor to Service Organizations.

--------------------------------------------------------------------------------

Fees Paid Pursuant to         Fees Paid Pursuant to        Fees Paid Pursuant to
Service Plan During Fiscal    Service Plan During Fiscal   Service Plan During
Year Ended 10/31/98           Year Ended 10/31/97          Fiscal Year Ended
                                                           10/31/96
--------------------------------------------------------------------------------
$58,775                         $43,522                      $0
--------------------------------------------------------------------------------

FUND ACCOUNTING

        Forum Accounting Services, LLC ("Forum Accounting"), an affiliate of Forum, performs fund accounting services for the Fund pursuant to an agreement with the Trust. Under the Accounting Agreement, Forum Accounting prepares and maintains the books and records of the Fund that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund, calculates dividends and capital gain distributions, and prepares periodic reports to shareholders and the SEC.

        For its services to the Fund, Forum Accounting is entitled to receive from the Trust a fee of $36,000 per year plus $12,000 per year for each class of each Fund above one. Forum Accounting is entitled to an additional $24,000 per year for global and international funds, and an additional $12,000 per year with respect to tax-free money market funds, funds with more than 25% of their total assets invested in asset-backed securities, funds that have more than 100 security positions, and funds that have a monthly turnover rate of 10% or more. In the event that the Fund invests all or substantially all of its investment assets in the Portfolio, the annual fee payable by the Fund to Forum Accounting will be $12,000, which will be in addition to the Fund's proportion of the fees payable by the Portfolio to Forum Accounting (which will, with the exception of the class-based fees, be similar to those described above with respect to the
Fund).

        The tables below show the amount of fees paid by the Fund to Forum Accounting during the three most recent fiscal years.

--------------------------------------------------------------------------------

Accounting Fees Paid During    Accounting Fees Paid         Accounting Fees Paid
Fiscal Year Ended 10/31/98     During Fiscal Year Ended     During  Fiscal  Year
                               10/31/97                     Ended 10/31/96
--------------------------------------------------------------------------------
$65,078                        $76,488                      $73,000
--------------------------------------------------------------------------------

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Schroder may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Schroder and its affiliates in advising the Trust and other clients, provided that it shall always seek best price and execution with respect to transactions. Certain investments may be appropriate for the Trust and for other clients advised by Schroder. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Schroder on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of Schroder in the interest of achieving the most favorable net results for the Trust.

        BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

        Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

        It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Trust or the Portfolio), although not all of these services are necessarily useful and of value in managing the Fund or the

Portfolio. The investment advisory fee paid by the Fund or the Portfolio is not reduced because Schroder and its affiliates receive such services.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Advisory Agreements and the Portfolio Advisory Agreement, Schroder may cause the Fund or the Portfolio to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for the Fund or the Portfolio in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause the Fund or the Portfolio to pay any such greater commissions is also subject to such policies as the Trustees (or the Trustees of Schroder Capital Funds, in the case of the Portfolio) may adopt from time to time.

        To the extent permitted by law, the Fund or the Portfolio may engage in brokerage transactions with Schroder & Co. Inc. ("Schroder & Co."), an affiliate of Schroder, to effect securities transactions on the New York Stock Exchange only or Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of Schroder, to effect securities transactions on various foreign securities exchanges on which Schroder Securities has trading privileges. Consistent with regulations under the 1940 Act, the Fund and the Portfolio have adopted procedures which are reasonably designed to provide that any commissions or other remuneration the Fund or the Portfolio pay to Schroder & Co. and Schroder Securities do not exceed the usual and customary broker's commission. In addition, the Fund and the Portfolio will adhere to the rule, under the Securities Exchange Act of 1934, governing floor trading. This rule permits the Fund and the Portfolio to effect, but not execute, exchange listed securities transactions with Schroder & Co. Schroder & Co. pays a portion of the brokerage commissions it receives from the Fund or a Portfolio to the brokers executing the transactions. Also, due to securities law limitations, the Fund or the Portfolio may be required to limit purchases of securities in a public offering if Schroder & Co. or Schroder Securities or one of their affiliates is a member of the syndicate for that offering.

        Neither the Fund nor the Portfolio has any understanding or arrangement to direct any specific portion of its brokerage to Schroder & Co. or Schroder Securities, and neither will direct brokerage to Schroder & Co. or Schroder Securities in recognition of research services.

        The following table shows the aggregate brokerage commissions paid for the three most recent fiscal years. The amounts listed represent aggregate brokerage commissions paid by the Portfolio. The Fund paid no brokerage commission to Schroder & Co. or Schroder Securities in the three most recent fiscal years.

--------------------------------------------------------------------------------
Brokerage Commissions Paid   Brokerage Commissions Paid  Brokerage Commissions
During Fiscal Year Ended     During Fiscal Year Ended    Paid During Fiscal Year
10/31/98                     10/31/97                    Ended 10/31/96
--------------------------------------------------------------------------------
$1,013,671                     $1,413,998                   $101,087
--------------------------------------------------------------------------------

     For the fiscal year ended October 31, 1998, the Fund paid $2,914 in brokerage commissions to brokers and dealers in transactions in the amount of $9,657,314 identified for execution on the basis of research and other services provided to the Fund.

     This  amount  represents  aggregate  brokerage   commissions  paid  by  the
Portfolio.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading. Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the afternoon of valuation. The New York Stock Exchange is normally closed on the following national holidays: New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

     The Trustees have established procedures for the valuation of a Fund's securities, as follows:

     Equities listed or traded on a domestic or foreign stock exchange for which last sales information is regularly reported, are valued at their last reported sales prices on such exchange on that day or, in the absence of sales that day,at values based on the closing mid-market price, or, if none, the last sales price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. Securities that do not have readily available market quotations are valued at fair value pursuant to procedures established by the Trustees. Fixed income securities are valued based on quotations provided by the pricing services approved by the Trustees. Money market instruments having a remaining maturity of 60 days or less may be valued at amortized cost unless Schroder believes another valuation is more appropriate.

     Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Fund are restricted as to resale, Schroder will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroder is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and others at Schroder) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

        Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

        The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class.

REDEMPTIONS IN KIND

        The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay certain redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. The Trust does not expect to redeem shares in kind under normal circumstances. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

TAXES

     The Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders.

     In order to qualify as a "regulated investment company," the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities).

     If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, that Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, the Fund must in general distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

     The Fund's distributions will be taxable to you as ordinary income to the extent derived from the Fund's investment income and net short-term gains (that is, net gains from capital assets held for no more than one year). Distributions designated by the Fund as deriving from net gains on capital assets held for more than one year will be taxable to you as long-term capital gains (generally subject to a 20% tax rate), regardless of how long you have held the shares. Distributions will be taxable to you as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by the Fund for the preceding year.

     Upon the disposition of shares of the Fund (whether by sale, exchange, or redemption), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20%. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than one year, and otherwise as short-term capital loss. With respect to investment income and gains received by the Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes in which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

        The Fund's ability to use options, futures, and forward contracts and other hedging techniques, and to engage in certain other transactions, may be limited by tax considerations. The Fund's transactions in foreign-currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Trust to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company. The tax consequences of certain hedging transactions have been modified by the Taxpayer Relief Act of 1997.

        Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which the Fund has invested and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

        This discussion of the federal income tax and state tax treatment of the Trust and its shareholders is based on the law as of the date of this SAI.

PRINCIPAL HOLDERS OF SECURITIES

     As of February 1, 1999, the Trustees of the Trust and, except as noted below, the officers of the Trust, as a group owned less than 1% of the outstanding shares of either class of each Fund.

                   HOLDERS OF 5% OR MORE OF OUTSTANDING SHARES

                                                                                                      % OF
                                                              NUMBER OF           NUMBER OF          SHARES
                                                              INVESTOR             ADVISOR          OF FUND
                                                               SHARES               SHARES           CLASS
                                                                                                     OWNED
---------------------------------------------------------- ---------------- ----------------- ----------------

      The Robert Wood Johnson Foundation
      P.O. Box 2316
      College Road at Route One
      Princeton, NJ 08543                                                                                   36.47
                                                             4,917,050.5

      University of Chicago                                                                           28.65
      450 N Cityfront Plaza Drive, Suite 440                 3,862,600.7
      Chicago, IL 60611

      Baptist Foundation of Texas                                                                     12.38
      1601 Elm Street, Suite 1700                            1,668,533.6
      Dallas, TX 75201

      NationsBanc Montgomery                                                                         100.00
      600 Montgomery Street 4th Floor                                         2,847,560.8
      San Francisco, CA 94111

PERFORMANCE INFORMATION

        Average annual total return of a class of shares of the Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

        ALL PERFORMANCE DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance of a particular class of the Fund's shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses attributable to that class of shares. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of the Fund's shares to those of various classes of other mutual funds and other investment vehicles. Performance for each Fund's shares may be compared to various indices.

     The table below sets forth the total return of Investor Shares of the Fund for most recent fiscal year and for the period from the commencement of the Fund's operations until December 31, 1998. The table also sets forth total return information for the Fund's Advisor Shares for any periods (or partial periods) when they were outstanding, and pro forma total return information for periods (or partial periods) when there were no Advisor Shares outstanding. Pro forma total return information for Advisor Shares is estimated by restating the total return of Investor Shares for the same period to reflect the actual fees and expenses applicable to Advisor Shares, which are higher than the fees and expenses applicable to Investor Shares (for instance, Advisor Shares are subject to shareholder servicing fees paid at a rate of up to 0.25% of the average daily net asset value of the Fund attributable to its Advisor Shares). PLEASE NOTE THAT THE HIGHER EXPENSES APPLICABLE TO THE FUND'S ADVISOR SHARES SHOULD HAVE THE EFFECT OF REDUCING THE TOTAL RETURN OF THE ADVISOR SHARES BELOW THAT OF THE INVESTOR SHARES BY THE AMOUNT OF SUCH HIGHER EXPENSES, COMPOUNDED OVER THE RELEVANT PERIOD.


                TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 1998

------------------------------------------------------------------------------------------------
                                         SINCE INCEPTION                        INCEPTION DATE
                                             OF FUND          INCEPTION DATE       OF CLASS
        CLASS             1 YEAR          (ANNUALIZED)           OF FUND
------------------------------------------------------------------------------------------------
Investor Shares          (25.29)%            (5.06)%             3/31/95           3/31/95

Advisor Shares*          (25.46)%            (5.06)%                               11/21/96
------------------------------------------------------------------------------------------------


    * Total return for Advisor Shares of the Fund reflects pro forma information (based on Investor Share performance) through November 20, 1996, and actual total return from November 21, 1996 (the inception date of Advisor Shares of the Fund) through October 31, 1998. The actual total return of Advisor Shares of the Fund from November 21, 1996 through October 31, 1998 (not annualized) was 30.81%.

           From time to time, Schroder, Forum or any of their affiliates that provide services to the Fund may reduce their compensation or assume expenses of the Fund in order to reduce the Fund's expenses, as described in the Trust's current Prospectuses. Any such waiver or assumption would increase the Fund's total return for each class of shares during the period of the waiver or assumption.

    THE PORTFOLIO

           The Portfolio is a separate series of Schroder Capital Funds, an open-end management investment company. Schroder Capital Funds is a business trust organized under the laws of the State of Delaware.

          The  Fund's   investment  in  the  Portfolio  is  in  the  form  of  a
     non-transferable beneficial interest. The Portfolio may have other investors, each of whom will invest on the same conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

        The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio is entitled to vote in proportion to its relative beneficial interest in the Portfolio. If the Portfolio has investors other than the Fund, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all Portfolio shareholders. If other investors hold a majority interest of the Portfolio, they could have voting control of the Portfolio.

        The Portfolio does not sell its shares directly to the public. Another investor (such as an investment company) in the Portfolio that might sell its shares to the public would not be required to sell its shares at the same offering price as the Fund, and could have different fees and expenses than the Fund. Therefore, the Fund's shareholders may have different returns than shareholders of another investment company that invests in the Portfolio.

     The investors in the Portfolio, including the Fund, have agreed to indemnify Schroder Capital Funds, and such trust's trustees and officers, against certain claims.

        CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio has a large investor other than the Fund and that investor redeems its interests in the Portfolio, the Portfolio's remaining investors (including the Fund) might bear a larger portion of the Portfolio's operating expenses. This would result in lower returns for the Fund.

        The Fund may withdraw its entire investment from the Portfolio at any time, if the Trustees determine that it is in the best interests of the Fund and its shareholders to do so. Such a withdrawal may result in a distribution in kind of portfolio securities by the Portfolio, which could adversely affect the liquidity of the Fund's assets. If the Fund converted those securities to cash, it would likely incur brokerage fees or other transaction costs. In the event that the Fund withdraws its entire investment from the Portfolio, the Fund's inability to find a suitable replacement investment could have a significant negative impact on the Fund's shareholders.

     Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk that this would cause an investor financial loss, however, is limited to circumstances in which the Portfolio would be unable to meet its obligations. Schroder considers this risk to be remote. Upon liquidation of the Portfolio, investors in the Portfolio (including the Fund) would be entitled to share pro rata in the Portfolio's net assets available for distribution to investors.

CUSTODIAN

        The Chase Manhattan Bank, through its Global Custody Division located at 125 London Wall, London EC2Y 5AJ, United Kingdom, acts as custodian of the assets of the Fund and the Portfolio. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

        Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101, is the Fund's transfer agent and dividend disbursing agent.

INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP, the Trust's independent accountants, provide audit services and tax return preparation services. Their address is One Post Office Square, Boston, Massachusetts 02109.

LEGAL COUNSEL

        Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

        Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Trust Instrument provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

                              FINANCIAL STATEMENTS

        The fiscal year end of the Fund is October 31.

          The required Financial Statements are incorporated herein by reference to the Trust's Annual Report, dated October 31, 1998, which was filed electronically with the Securities and Exchange Commission on January 29, 1999 (Accession Number: 0001004402-99-000051).

                      RATINGS OF CORPORATE DEBT INSTRUMENTS



MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"  Fixed-income   securities  which  are  rated  "A"  possess  many  favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"  Fixed-income  securities  which are rated "Baa" are  considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

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"Ca" Fixed-income  securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

         Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: "Prime-1", "Prime-2", "Prime-3".

         Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATING GROUP("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

         A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

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"AAA"  Fixed-income  securities  rated "AAA" have the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC"  The  rating  "CC"  is  typically   applied  to   fixed-income   securities
subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are

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out-weighed  by  large   uncertainties   or  major  risk  exposures  to  adverse
conditions.

     Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

         Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

         Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


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